U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): December 7, 2000

                        COMMISSION FILE NUMBER: 000-30071

                               e-Synergies, inc.

             (Exact name of registrant as specified in its charter)


            California                                    91-2021595
--------------------------------------             -------------------------
(State or jurisdiction of incorporation            (I.R.S. Employer I.D. No.)
or organization

827 State Street, Suite 14
Santa Barbara, California                                   93101
(Address of principal executive offices)                 (Zip Code)
--------------------------------------                ----------------



                   Registrant's telephone number: (805)560-1308

                                  Not applicable
          (Former name or former address, if changed since last report)







Item 1.    Changes in Control of Registrant

On or about December 14, 2000 (the closing date) an agreement dated December 11, 2000 between the company, selling shareholder Agata Gotova, and buyers Opus International, LLC and Esta Viviers resulted in the transfer of 1,180,000 shares of restricted common stock. This transaction resulted in Opus International, LLC becoming an over 10% holder of securities in the company. On December 14, 2000, Esta Viviers, Michael A. Piraino and Marcy M. Engelbrecht became directors of the company, and Marcy M. Engelbrecht its president and Secretary, and Esta Viviers its Chief Financial Officer. Marcy M. Engelbrecht is the managing member of Opus International, LLC, and the sister-in-law of Esta Viviers.

Item 2.    Acquisition or Disposition of Assets

           Not applicable.

Item 3.    Bankruptcy or Receivership

           Not Applicable

Item 4.    Changes in Registrant's Certifying Accountant

           Not Applicable

Item 5.    Other Events

As a result of the share exchange agreement, the company added a director to its board of directors and effected a change in management, and modified disclosures of officers, directors and 10% or more shareholders, as follows:

DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS;
           COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Name                     Age                 Position

Marcy M. Engelbrecht                         President, Secretary, Director

Esta Viviers             47                  Chief Financial Officer,
                                             Director

Michael A. Piraino       47                  Director

Marcy M. Engelbrecht. Ms. Engelbrecht is the current President, Secretary and Director of the company since December 14, 2000. She has also served as the Managing Member of Opus International, LLC, from 1996 to the present date. From 1984 through 1996, she was the Chairman of Champion Financial Corporation. From 1984 through 1995 she was managing partner of the Law Offices of Marcy M. Engelbrecht. From 1981 through 1984, she was employed by the law firm of Wilkie, Farr & Gallagher, in New York, New York, as an attorney. From 1979 through 1981, she was employed as an attorney for the firm of Wienberg & Green, in Baltimore, Maryland. From 1977 through 1979 she served as an attorney for the American Petroleum Institute in Washington, D.C. From 1976 through 1977, she was employed by Akin, Gump, Strauss, Hauer & Seld as an attorney. From 1975 through 1976, she was an attorney for the firm of Morgan, Lewis & Bockius in Washington, D.C., and from 1973 through 1975 she served as a law clerk in the United States Attorney's Office in Washington, D.C. Ms. Engelbrecht holds a B.A., cum laude, from the University of Pennsylvania, 1972, a J.D. from Georgetown University Law Center, 1975, and a Masters in Law from Georgetown University Law Center, 1979. She has served on the boards of the Women's Institute of the College of Notre Dame, The Washington Ballet, The Baltimore Zoological Society, and The Leadership of the Greater Baltimore Committee.

Esta Viviers. Esta Viviers is the current Chief Financial Officer and Director of the Company since December 14, 2000. Since January, 2000, she has served as Chairperson of the Board of Trustees of Bolder Investments Trusts, in South Africa. Since July, 2000, she has served as the Chief Executive Officer of CommerceSWITCH (Pty) Ltd., an e-trading solutions incorporation company. From April 1980 through December, 1999, she was employed by the Sage Group, a financial services company, listed on the Johannesburg Stock Exchange, where she held positions as branch manager at Sage Consulting from 1980 to 1988; Information Technology at Sage Life, Ltd. from 1988 to 1993; the head of Business Process Reengineering and Corporate Restructuring for the Sage Group from 1994 to 1995; the head of Organizational Development for the Sage Group from 1995 to 1996, and set up the Sage Educational Trust from 1997 to 1998. From 1997 to 1999, she was head of Corporate Broker Sales for Sage.

Michael A. Piraino. Mr. Piraino is a director of the company since December 14, 2000. Since April, 2000 he has served also as the Chief Executive Officer of Emergent Information Technologies, Inc. From December 1998 to April, 2000, he was employed as Chief Operating Officer of Emergent Information Technologies, Inc. From January, 1996 through December, 1998, he served as Executive Vice President of Data Processing Resources Corporation. From October, 1994 through January, 1996, he served as Executive Vice President and Chief Development Officer of UROHEALTH Systems, Inc. From July, 1993 through October, 1994, he was employed as the Senior Vice President and Chief Financial Officer of Syncor International Corporation. From May, 1989 through July, 1993, he was employed by Total Pharmaceutical Care, Inc. as its Senior Vice President and Chief Financial Officer. From November , 1986 through May, 1999, he served as Senior Vice President, Finance and Administration of Lorimar Home Video. From January 1984 through November, 1986, he was employed as the Vice President Controller or Winn Enterprises. From September, 1975 through January, 1984 he was employed by Deloitte & Touche in various positions, culminating in Senior Audit Manager. Mr. Piraino holds a B.S. in Accounting from Loyola University, 1975, is a certified public accountant, and member of the American Institute of Certified Public Accountants and the California Society of Certified Public Accountants.

On or about November 22, 2000, the company canceled 1,492,000 common shares of Agata Gotova, with her consent, as part of a restructuring plan. The company's common stock split 10-1 and changed its name to e-Synergies, inc. on December 1, 2000. This change was effected in the marketplace by the NASDAQ Stock Market on December 7, 2000, leaving 3,600,000 shares issued and outstanding after the forward split.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT:

The following table sets forth certain information regarding the beneficial ownership of the shares of Common Stock of e-Synergies, inc. as of the date of this disclosure(1), by (I) each person who is known by e-Synergies, inc. Imports to be the beneficial owner of more than five percent (5%) of the issued and outstanding shares of common stock, (ii) each of the company's directors and executive officers, and (iii) all directors and executive officers as a group.

Name and Address            Number of Shares          Percentage Owned
----------------            ----------------          ----------------

Marcy M. Engelbrecht          1,000,000                 27.77%
Opus International, LLC
19 Hillsyde Court
Cockeysville, MD 21030

Esta Viviers                    180,000                     5%
P.O. Box 2074
Greenkloof, Pretoria
South Africa 0027

Michael A. Piraino                    0                     0%
7 Inronwood Drive
Newport Beach, CA


Item 6.    Resignations of Registrant's Directors

           Effective December 14, 2000, Agata Gotova resigned as the sole officer and director of the company.

Item 7.    Financial Statements and Exhibits

     (a)   Financial Statements of Business Acquired.

           Not applicable.

     (b)   Pro forma Financial Information.

           Not applicable.

     (c)   Exhibits.

     There are attached hereto the following exhibits:

     Exhibit 1.     Acquisition agreement

     Exhibit 2.     Resignation of Agata Gotova

     Exhibit 3. Certificate of amendment to articles of incorporation filed December 1, 2000

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 19, 2000

e-Synergies, inc.

/s/ Marcy Engelbrecht
-----------------------------
By: Marcy Engelbrecht, President



[CAPTION]
EXHIBIT 1.
ACQUISITION AGREEMENT



     THIS AGREEMENT (hereinafter "the agreement"), is made and entered into as of the 1st day of December, 2000, by and between RUSSIAN-CAVIAR.COM, INC., a California corporation (hereinafter "RCVR"), OPUS INTERNATIONAL, LLC, ANDY MILLER, AND ESTA VIVIERS, (hereinafter collectively "Buyer"), and AGATA GOTOVA (hereinafter "Selling Shareholder), provides as follows:

     1.  RECITALS:

          This agreement is made and entered into with reference to the following facts and circumstances:


     A. RCVR is a publicly held California corporation, with currently issued and outstanding, 360,000 shares of common stock.

     B.  Selling Shareholder holds 118,000 shares of restricted common stock.

     C.  Buyer desires to purchase all of the shares held by Selling
Shareholder.

     D. RCVR is a publicly held, reporting company, whose securities are quoted on the NASD OTC Bulletin Board under the trading symbol, "RCVR."

ACQUISITION OF RCVR STOCK

     A. Upon the closing of this agreement and the transfer of funds, Selling Shareholders shall transfer, in the aggregate, 118,000 shares of common stock to Buyer, in exchange for the sum of $30,000, in full consideration for the Shares. Selling Shareholder acknowledges the sum of $10,000, already paid as a deposit for the Shares.

     B. The closing for the consummation of the transactions contemplated by this Agreement ("Closing"), shall, unless another date or place is agreed to in writing by the parties, take place at the Offices of Kenneth G. Eade, 827 State Street, Suite 12, Santa Barbara, CA 93101, on December 2, 2000.

     3.  CONDITIONS PRECEDENT TO RCVR'S PERFORMANCE

     The exchange of RCVR stock is conditioned upon the following:

     A. The satisfactory completion of the parties' due diligence investigation of Buyer, and their respective business, officers, directors and shareholders.

     B. The representations and warranties contained in this agreement shall have been true in all material respects when made, and, in addition, shall be true and correct in all material respects as of the Closing Date, except for representations and warranties specifically relating to a time or times other than the Closing Date (which shall be true and correct in all material respects at such time or times) and except for changes contemplated and permitted by this Agreement, with the same force and effect as if made as of the Closing Date. Buyer shall have performed or complied in all material respects with all terms, agreements, and covenants and conditions required by this Agreement to be performed by it or prior to the Closing Date, and shall deliver a certificate of its President and Secretary or Assistant Secretary to such effect on the Closing Date.

     4.  CONDITIONS PRECEDENT TO BUYER'S PERFORMANCE

     The exchange of RCVR stock is conditioned on the following:

     A. There shall have been no material adverse change in the business or conditions (financial or otherwise) of RCVR since the execution of the letter of intent between the parties.

     B. The satisfactory completion of Buyer's due diligence investigation of RCVR and its business, operations and officers and directors.

     C. The representations and warranties contained in this agreement shall have been true in all material respects when made, and, in addition, shall be true and correct in all material respects as of the Closing Date, except for representations and warranties specifically relating to a time or times other than the Closing Date (which shall be true and correct in all material respects at such time or times) and except for changes contemplated and permitted by this Agreement, with the same force and effect as if made as of the Closing Date. RCVR shall have performed or complied in all material respects with all terms, agreements, and covenants and conditions required by this Agreement to be performed by it or prior to the Closing Date.

     D. The approval by NASD for a quotation of the common stock of RCVR on the OTC Bulletin Board on of before the time of closing.

     5.  REPRESENTATIONS AND WARRANTIES OF BUYER.

     Buyer hereby represents and warrants to RCVR as follows:

     A. Buyer has the full power, right and authority to make, execute, deliver and perform this Agreement and all other instruments and documents required or contemplated hereunder, and to take all steps and to do all things necessary and appropriate to consummate the transactions contemplated herein. Such execution, delivery and performance of this Agreement and all other instruments and documents to be delivered hereunder have been duly authorized by all necessary corporate action on the part of Buyer and RCVR, and will not contravene or violate or constitute a breach of the terms of either of its Articles of Incorporation, founding documents, or By-Laws, or conflict with, result in a breach of, or entitle any party to terminate or call a default with respect to any instrument or decree to which either is bound or any contract or any instrument, judgment, order, decree, law, rule or regulation applicable to it. Neither Buyer, RCVR, nor their shareholders is a party to, or subject to, or bound by any judgment, injunction, or decree of any court or governmental authority or agreement which may restrict or interfere with its performance of this Agreement. This Agreement has been duly executed and delivered and constitutes, and the other instruments and documents to be delivered by Buyer and RCVR hereunder will constitute, the valid and binding obligations of both of them, enforceable against it in accordance with their respective terms.

     B. Except as otherwise set forth herein, no consent of any party to any contract or arrangement to which Buyer or RCVR is a party or by which either is bound is required for the execution, performance, or consummation of this Agreement.

     C. There are no actions, suits, proceedings, orders, investigations or claims pending or, to either Buyer or RCVR's knowledge, threatened against either one of them, at law or in equity, or before any federal, state or other governmental body.

     D. The representations and warranties contained in this Section will be accurate, true and correct, in all respects, on and as of the date of Closing as though made at such date in identical language.

     E. All of Buyer's assets are free and clear of security interests, liens, pledges, charge and encumbrances, equities or claims, except those obligations to shareholders and others as reported on its financial statements.

     F. Neither Buyer, nor any of its officers and directors has ever been convicted of any felony or misdemeanor offense involving moral turpitude; nor have they been the subject of any temporary or permanent restraining order resulting from unlawful transactions in securities; nor are they now, or have they ever been, a defendant in any lawsuit alleging unlawful business practices or the unlawful sale of securities; nor have they been the debtor in any proceedings, whether voluntary or involuntary, filed in the U.S. Bankruptcy Court.

     G. The execution, delivery and performance of this agreement by Buyer does not require the consent, waiver, approval, license or authorizations of any person or public authority which has not been obtained, does not violate, with or without the giving of notice or the passage of time or both, any law applicable to either Buyer, and does not conflict with or result in a breach or termination of any provisions of, or constitute a default under, or result in the creation of any lien, charge or encumbrance upon any of the property or assets of Buyer or RCVR.

     H. Buyer has complied with all laws, ordinances, regulations and orders which have application to their respective businesses, the violation of which might have a material adverse effect on their respective financial condition or results of operations, and possesses all governmental licenses and permits material to and necessary for the conduct of their respective business, the absence of which might have a material adverse effect on their respective financial condition or results of operations. All such licenses and permits are in full force and effect, no violations are or have been recorded in respect of any such licenses or permits, and no proceeding is pending or threatened to revoke or limit any such licenses or permits.

     6.  REPRESENTATIONS AND WARRANTIES  OF RCVR.

          RCVR hereby represents and warrants as follows:

     A. RCVR is a corporation duly formed and validly existing and in good standing under the laws of the state of California, it has all necessary corporate powers to own its properties and carry on its business as now owned and operated by it, and is in good standing in every jurisdiction in which failure to qualify would have a material adverse affect on its business and financial condition, and has the corporate power to enter into and perform this agreement, subject only to the approval of its shareholders.

     B. RCVR has the full corporate power, right and authority to make, execute, deliver and perform this Agreement and all other instruments and documents required or contemplated hereunder, and to take all steps and to do all things necessary and appropriate to consummate the transactions contemplated herein. Such execution, delivery and performance of this Agreement and all other instruments and documents to be delivered hereunder have been duly authorized by all necessary corporate action on the part of RCVR, and will not contravene or violate or constitute a breach of the terms of either of its Articles of Incorporation, founding documents, or By-Laws, or conflict with, result in a breach of, or entitle any party to terminate or call a default with respect to any instrument or decree to which either is bound or any contract or any instrument, judgment, order, decree, law, rule or regulation applicable to it. RCVR is not a party to, or subject to, or bound by any judgment, injunction, or decree of any court or governmental authority or agreement which may restrict or interfere with its performance of this Agreement. This Agreement has been duly executed and delivered and constitutes, and the other instruments and documents to be delivered by RCVR hereunder will constitute, the valid and binding obligations of it, enforceable against it in accordance with their respective terms.

     C. Except as otherwise set forth herein, no consent of any party to any contract or arrangement to which RCVR is a party or by which either is bound is required for the execution, performance, or consummation of this Agreement.

     D. The representations and warranties contained in this Section will be accurate, true and correct, in all respects, on and as of the date of Closing as though made at such date in identical language.

     E. All of RCVR's assets are free and clear of security interests, liens, pledges, charge and encumbrances, equities or claims, except those obligations to shareholders and others as reported on its financial statements.

     F. The shares of RCVR being transferred pursuant to this agreement will be validly and legally issued and not subject to any security interests, liens, pledges, charges, encumbrances or proxies of any kind.

     G. Neither RCVR, nor any of its officers and directors has ever been convicted of any felony or misdemeanor offense involving moral turpitude; nor have they been the subject of any temporary or permanent restraining order resulting from unlawful transactions in securities; nor are they now, or have they ever been, a defendant in any lawsuit alleging unlawful business practices or the unlawful sale of securities; nor have they been the debtor in any proceedings, whether voluntary or involuntary, filed in the U.S. Bankruptcy Court.

     H. The authorized share capital of RCVR consists of 1,000,000,000 shares of common class stock, 360,000 of which are issued and outstanding, and are owned, beneficially and of record by RCVR's shareholders and no other share capital of RCVR is issued and outstanding. There are no subscriptions, options or other agreements or commitments, obligating RCVR to issue any shares or securities convertible into its shares at the date of this agreement, and there shall not be any others on the Closing Date.

     I. RCVR has submitted to Buyer a list of all of its notes, mortgages and other obligations and agreements and other instruments for or relating to any borrowing effected by RCVR or to which any properties or assets of RCVR is subject, a list of all leases and similar agreements under which RCVR is subject, and a list of any and all contracts, agreements, and other instruments material to the conduct of RCVR's's business. RCVR has performed all obligations required by it to be performed under the any of the foregoing, and there has not occurred any event which with the passage of time or giving notice or both would constitute a default.

     J. The execution, delivery and performance of this agreement by RCVR does not require the consent, waiver, approval, license or authorizations of any person or public authority which has not been obtained, does not violate, with or without the giving of notice or the passage of time or both, any law applicable to RCVR, and does not conflict with or result in a breach or termination of any provisions of, or constitute a default under, or result in the creation of any lien, charge or encumbrance upon any of the property or assets of RCVR.

     K. RCVR has complied with all laws, ordinances, regulations and orders which have application to its business, the violation of which might have a material adverse effect on its financial condition or results of operations, and possesses all governmental licenses and permits material to and necessary for the conduct of its business, the absence of which might have a material adverse effect on their respective financial condition or results of operations. All such licenses and permits are in full force and effect, no violations are or have been recorded in respect of any such licenses or permits, and no proceeding is pending or threatened to revoke or limit any such licenses or permits.

     L. All of the representations and warranties herein made by RCVR are applicable to it and to each of its subsidiaries as well.

     M. There are no actions, suits, and proceedings pending or threatened against or affecting RCVR or its respective properties, business, or subsidiaries, at law or in equity and before or by any federal, state or other governmental body or any arbitration board, domestic or foreign. RCVR has no knowledge or notice of, any grounds for any other action, suit or proceeding.

     N.   RCVR has no outstanding payables.

     O. Buyer shall have received an opinion, dated the Closing Date, from RCVR's legal counsel, which shall be in a form and substance satisfactory to Buyer, as follows:

          1. RCVR is a corporation, formed and duly organized, validly existing and in good standing under the laws of the state of California. RCVR has the corporate power to enter into and perform this agreement. RCVR has the corporate power to own or lease its properties and to carry on its business as now being conducted. The capitalization of RCVR is as stated in such opinion, and all issued and outstanding shares of RCVR are duly authorized, validly issued, fully paid and non-assessable.

          2. No provision of the founding documents or statutes of RCVR, or of any mortgage, indenture, agreement, contract, or other instrument known to such counsel to which RCVR is a party, will be violated or breached by the performance of this agreement, or to the knowledge of such counsel, requires the consent or authorization of any other person, firm or corporation to this agreement or that, if required, such consent or authorization has been obtained.

          3. Except for the matters referred to in this Agreement or disclosed in writing to RCVR prior to the date of this agreement, such counsel knows of no materially adverse action, suit or proceeding pending or threatened against RCVR, except that is specifically set forth in Exhibit 2 hereto.

          4.  RCVR has full power and authority to execute this Agreement.

          5. All corporate acts and other proceedings required to be taken by RCVR to authorize the performance of this Agreement have been duly and properly taken, except for the approval of RCVR's shareholders, pursuant to a duly noticed shareholder's meeting, which is required to consummate this agreement. This agreement constitutes the legal, valid and binding obligations of RCVR, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization, or other laws affecting the enforcement of creditors' rights generally from time to time in effect.




     7.  AFTER ACQUISITION PROVISIONS

     The parties hereto understand that, after the exchange of stock contemplated hereby, Buyer's Board of Directors or nominees of Buyer will be placed on a provisional Board of Directors of RCVR, and the present directors of RCVR will resign.


     8.  CLOSING

      Concurrently with the Closing, Selling Shareholders shall deliver certificates representing the 360,000 shares for the exchange of RCVR , and Buyer shall deliver the balance of the purchase price, which shall be turned over to Selling Shareholders. If the funds representing the purchase price are not paid within 48 hours of the resolution of all contingencies of this agreement, then it shall be null and void and the Selling Shareholders will be free to sell the shares to any third party. The closing shall take place on or before 45 days after the execution of this agreement, unless otherwise extended by the parties.

     9.  NOTICES

     Any notices called for in this agreement shall be effective upon personal service or upon service by first class mail, postage prepaid, to the parties at such addresses to be designated by the parties in writing.

     10.    MISCELLANEOUS PROVISIONS:

     This agreement shall be construed in accordance with the laws of the State of California..

     This agreement shall be binding upon and shall inure to the benefit of the parties hereto, their beneficiaries, heirs, representatives, assigns, and all other successors in interest.

     Each of the parties shall execute any and all documents required to be executed and perform all acts required to be performed in order to effectuate the terms of this agreement.

     This agreement contains all of the agreements and understandings of the parties hereto with respect to the matters referred to herein, and no prior agreement or understanding pertaining to any such matters shall be effective for any purpose.

     Each of the parties hereto has agreed to the use of the particular language of the provisions of this Agreement, and any question of doubtful interpretation shall not be resolved by any rule of interpretation against the party who causes the uncertainty to exist or against the draftsman.

     This agreement may not be superseded, amended or added to except by an agreement in writing, signed by the parties hereto, or their respective successors-in-interest.

     Any waiver of any provision of this agreement shall not be deemed a waiver of such provision as to any prior or subsequent breach of the same provision or any other breach of any other provision of this agreement.

     If any provision of this agreement is held, by a court of competent jurisdiction, to be invalid, or unenforceable, said provisions shall be deemed deleted, and neither such provision, its severance or deletion shall affect the validity of the remaining provisions of this agreement, which shall, nevertheless, continue in full force and effect.

     The parties may execute this agreement in two or more counterparts, each of which shall be signed by all of the parties; and each such counterpart shall be deemed an original instrument as against any party who has signed it.

     The parties shall use their reasonable best efforts to obtain the consent of all necessary persons and agencies to the transfer of shares provided for in this agreement.

     The parties agree to indemnify and hold the trustee harmless for any acts other than a breach of fiduciary duty, and, further, agree to waive any potential conflict of interest involving the trustee. The trustee shall not be liable for any non-performance of any party, or the resolution of any dispute between the parties. In the event of a dispute over the disbursement of cash or stock, the Trustee shall be entitled to interplead any funds and/or stock into a court of competent jurisdiction.


     IN WITNESS WHEREOF, the parties have executed this agreement as of the day and year first above written.

                              RUSSIAN-CAVIAR.COM, INC.

                                   /Agata Gotova/
                              By__________________________________
                                   AGATA GOTOVA, Pres., Secretary, CFO





                              Selling Shareholder

                                   /Agata Gotova/
                              By_________________________________
                                   AGATA GOTOVA
                                   Selling Shareholder


                              Buyer
                              .
                                   /Esta Viviers/
                              By___________________________
                                   ESTA VIVIERS


                              OPUS INTERNATIONAL, INC.

                                   /Marcy Engelbrecht
                              By___________________________
                              Title: Managing Member


[CAPTION]
Exhibit 2.

     I, Agata Gotova, hereby resign as an officer and director of E-Synergies, inc., effective immediately.

Date: December 14, 2000
                                             /s/ Agata Gotova
                                             -----------------------
                                                 AGATA GOTOVA

[CAPTION]
Exhibit 3
A0556127
ENDORSED-FILED
IN THE OFFICE OF THE
SECRETARY OF STATE
OF THE STATE OF CALIFORNIA
DEC-1 2000
BILL JONES, SECRETARY OF STATE


                          CERTIFICATE OF AMENDMENT TO
                        CERTIFICATE OF INCORPORATION OF
                               RUSSIAN-CAVIAR.COM
                            A California corporation


     The undersigned hereby certifies as follows:
     ONE: That they are the President and Secretary, respectively, of RUSSIAN-CAVIAR.COM, a Nevada corporation.
     TWO: That, at a meeting of the Shareholders and the Board of Directors held on November 20, 2000, the Corporation resolved to amend article FIRST and FIFTH of its Articles of Incorporation, as follows:
     RESOLVED, that the corporation amend its Articles of Incorporation, Articles FIRST and FIFTH, as follows:
     "FIRST: The name of this corporation is:
                              e-Synergies, inc."
     FIFTH: This corporation is authorized to issue only one class of shares of stock, all common; the total amount of shares which this corporation is authorized to issue is one billion (1,000,000,000) shares at a par value of $.00001 per share. Upon the amendment of this Article Fifth, each outstanding share of common stock shall be converted into 10 shares of common stock."
     THREE: This amendment was approved by the required vote of shareholders in accordance with the corporations law of the state of California. The total amount of outstanding shares is One Million Nine Hundred Thousand (1,900,000). The number of shares voting for the amendment equaled or exceeded the vote required, that being fifty percent (50%). The total number of outstanding shares entitled to vote for the amendment is: One Million Nine Hundred Thousand shares (1,900,000). The number of shares voting for the amendment was approved by a vote of One Million Eight Hundred Seventy Seven Thousand Three Hundred (1,877,300) shares, equaling 98.8% of all shares entitled to vote.
Dated: November 20, 2000
                                    /s/ Agata Gotova

                                   AGATA GOTOVA, President
                                   ------------------------
                                   AGATA GOTOVA, President



                                   Agata Gotova
Dated: November 20, 2000           ------------------------
                                   AGATA GOTOVA, Secretary


     We, the undersigned, hereby declare, under penalty of perjury, in accordance with the laws of the State of California, that we are the President and Secretary of the above-referenced corporation, that we executed the above-referenced Certificate of Amendment to Articles of Incorporation, that we have personal knowledge of the information contained therein, and that the information contained therein is true and correct.

                                   /s/ Agata Gotova


                                   AGATA GOTOVA, President

                                   /s/ Agata Gotova
                                   __________________________________
                                   AGATA GOTOVA, Secretary